                                                                   EXHIBIT 10.10


                             STOCKHOLDERS' AGREEMENT


         This STOCKHOLDERS' AGREEMENT (the "Agreement"), dated as of October 23, 2000, is among WEUS Holdings, Inc., a Delaware corporation ("WEUS"), Universal Compression Holdings, Inc., a Delaware corporation ("Universal"), Castle Harlan Partners III, L.P., a Delaware limited partnership ("CHPIII"), Castle Harlan Offshore Partners III, L.P., a Delaware limited partnership ("Offshore"), Castle Harlan Affiliates III, L.P., a Delaware limited partnership ("CH Affiliates"), and John K. Castle, an individual ("Castle" and, together with CHPIII, Offshore, and CH Affiliates, the "Stockholders").

                                   WITNESSETH:

         WHEREAS, WEUS owns all of the outstanding capital stock of Enterra Compression Company, a Delaware corporation (the "Company"); and

         WHEREAS, the Company owns a 1% general partner interest in Weatherford Enterra Compression Company, L.P., a Delaware limited partnership (the "Limited Partnership"), and Enterra Compression Investment Company, a Delaware corporation and a wholly owned subsidiary of the Company ("ECIC"), owns a 99% limited partner interest in the Limited Partnership; and

         WHEREAS, the Limited Partnership owns 64% of the outstanding member interests of Weatherford Global Compression Holding, L.L.C., a Delaware limited liability company (the "General Partner"); and

         WHEREAS, ECIC owns 64% of the outstanding capital stock of Weatherford Global Compression Services Ltd., an Alberta, Canada corporation ("WGCS"); and

         WHEREAS, Global Compression Services, Inc. ("GC"), an indirect wholly owned subsidiary of General Electric Capital Corporation, a New York corporation ("GE Capital"), owns the remaining (i) 36% of the outstanding capital stock of WGCS and (ii) 36% of the outstanding member interests of the General Partner; and

         WHEREAS, the General Partner is the sole general partner, and the Limited Partnership and GC are the sole limited partners, of Weatherford Global Compression Services, L.P., a Delaware limited partnership (the "Partnership"), and the partner interests of the General Partner, the Limited Partnership and GC as partners of the Partnership are 1%, 63.36%, and 35.64%, respectively; and

         WHEREAS, Weatherford (defined below), WEUS, the Company, GC, and GE Capital have entered into a Purchase Agreement (the "GC Purchase Agreement") pursuant to which the Company will purchase the interests of GC in the General Partner, the Partnership, and WGCS immediately prior to the Merger (as hereinafter defined); and

         WHEREAS, Weatherford International, Inc., a Delaware corporation and the parent of WEUS ("Weatherford"), WEUS, the Company, Universal, and Universal Compression, Inc. ("UCI") have entered into an Agreement and Plan of Merger, dated of even date herewith (the "Merger Agreement"), pursuant to which the Company will be merged with and into UCI with UCI as the surviving corporation of the merger (the "Merger"); and

         WHEREAS, pursuant to the Merger, all of the outstanding capital stock of the Company owned by WEUS will be converted into the right to receive a total of 13,750,000 newly issued shares of common stock, par value $0.01 per share, of Universal ("Universal Common Stock"), subject to adjustment as provided in the Merger Agreement; and

         WHEREAS, the Merger is to be effected after the conditions to consummation thereof set forth in the Merger Agreement have been satisfied or waived, which conditions include, among other things, approval by Universal's stockholders of the issuance by Universal of the Universal Common Stock to be issued in the Merger, as required by the applicable rules of the New York Stock Exchange; and

         WHEREAS, the Stockholders (i) are the record owners of 3,124,848 shares of Universal Common Stock, (ii) have the power to vote an additional 195,497 shares of Universal Common Stock pursuant to the Voting Trust (as hereinafter defined), and (iii) have the power to cause other holders of 2,174,529 shares of Universal Common Stock to vote pursuant to the Voting Agreement (as hereinafter defined (collectively, (i), (ii), and (iii) represent 5,494,874 shares of Universal Common Stock, hereinafter referred to as the "Existing Shares"); and

         WHEREAS, in order to induce Weatherford, WEUS, and the Company to enter into the Merger Agreement and consummate the transactions contemplated thereby, the Stockholders are willing to enter into this Agreement in order to provide for, among other things, (i) the obligations of the Stockholders to vote, or cause the record or beneficial owner of the Shares (as defined in Section 1(a)) to vote, the Shares (other than Shares subject to unexercised options) (the "Voting Shares") in the manner specified herein and, in connection therewith, to grant a proxy with respect to the Voting Shares, and (ii) certain restrictions on the sale, conveyance, or transfer of the Shares by the Stockholders;

         NOW, THEREFORE, in consideration of the premises, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.        Defined Terms.

         (a) As used herein, the terms set forth below shall have the following respective meanings:

         "1934 Act" means the Securities Exchange Act of 1934, as amended.

         "beneficial owner" has the meaning set forth in Rule 13d-3 under the 1934 Act, and the term "beneficial ownership" shall have a correlative meaning.

         "Co-Investors" shall mean those stockholders of Universal whose shares are subject to the Voting Agreement or the Voting Trust and shall include Castle Harlan Partners III, L.P., Castle Harlan Offshore Partners III, L.P., Castle Harlan Affiliates III, L.P. and their affiliates, and any person or entity whose manner of voting shares of capital stock or voting securities of Universal the Stockholders can influence or determine pursuant to a written agreement.

         "Shares" means the Existing Shares, together with all other shares of capital stock or voting securities of Universal of which the Stockholder (a) is a direct or indirect beneficial owner as of the date of this Agreement, (b) becomes the direct or indirect beneficial owner after the date hereof, including, but not limited to, shares or voting securities received pursuant to any stock splits, stock dividends, or distributions, shares or voting securities acquired by purchase or upon the exercise, conversion, or exchange of any option, warrant, or convertible security or otherwise, and shares or voting securities received pursuant to any change in the capital stock of Universal by reason of any recapitalization, merger, reorganization, consolidation, combination, exchange of shares, or any transaction with like purpose or effect, and (c) becomes able to vote, direct the vote of, or cause in any manner the voting of, which shares or other securities are not owned beneficially or of record solely by the Stockholders.

         "Voting Arrangements" means (a) those documents filed as Exhibits 1 and 2 to the Schedule 13D, dated May 30, 2000 (the "13D"), and filed with the Securities and Exchange Commission on June 9, 2000 by Castle Harlan Partners III, L.P. et al. (together, the "Voting Trust") and (b) those documents filed as Exhibits 3 and 4 to the 13D and as Exhibit 9.6 to Amendment No. 2 to the Registration Statement on Form S-1, dated May 22, 2000, (together, the "Voting Agreement").

         (b) Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Merger Agreement.

         SECTION 2. Agreement to Vote.

         (a) For so long as this Agreement remains in effect (the "Term"), the Stockholders shall, and shall take any and all actions necessary to cause the Co-Investors to, at any meeting of the stockholders of Universal (including, but not limited to, the Parent Stockholders' Meeting (as defined in the Merger Agreement)), and in any action by written consent of the stockholders of Universal in lieu of a meeting, vote all of the Voting Shares (a) in favor of all matters requiring the approval of the stockholders of Universal to consummate the Merger, including, but not limited to, the issuance of the shares of Universal Common Stock pursuant to the Merger, and the other transactions contemplated by the Merger Agreement and (b) against any Takeover Proposal or any agreement, arrangement, or transaction relating to any Takeover Proposal or required in order to implement the same or any action or agreement that, directly or indirectly, is inconsistent with the Merger Agreement or the transactions contemplated thereby or that is reasonably likely (i) to impede, interfere with, delay, or postpone the Merger or the other transactions contemplated by the Merger Agreement, (ii) to result in a breach of any covenant, representation, warranty, or any other obligation of Universal or UCI under the Merger Agreement, or (iii) to cause any conditions to the obligations of the parties under the Merger Agreement not to be fulfilled.

         SECTION 3. [INTENTIONALLY OMITTED]

         SECTION 4. Agreement to Take Action. During the term of this Agreement, without the prior written consent of WEUS, none of the Stockholders shall agree to amend or waive any right under the Voting Arrangements and each of them shall take all actions necessary and use their best efforts to enforce the terms of such Voting Arrangements in order to effectuate the transactions contemplated by this Agreement, including, but not limited to, the delivery of specific instructions if so requested; provided however, nothing herein shall prevent any Stockholder from agreeing to transfer shares subject to an existing Voting Trust to a Voting Agreement so long as such transfer results in the Shares so transferred being Voting Shares subject to this Agreement.

         SECTION 5. Representations and Warranties.

         (a) The Stockholders hereby represent and warrant to WEUS as follows:

                  (i) The Stockholders have all necessary power and authority to enter into and perform their respective obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholders and constitutes a legal, valid, and binding obligation of each of the Stockholders, enforceable against each of the Stockholders in accordance with the terms hereof subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application with respect to creditors, (y) general principles of equity, and (z) the power of a court to deny enforcement of remedies generally based upon public policy.

                  (ii) The execution and delivery by the Stockholders of this Agreement, the performance by each of them of their obligations hereunder, and the consummation by them of the transactions contemplated hereby will not (i) conflict with, result in any violation or breach of, or constitute a default under, any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, contract, or other instrument or document to which any Stockholder is a party by which its properties or assets are bound, including, but not limited to, any of the Voting Arrangements or (ii) subject to filing of reports as may be required under Section 13(d) and Section 16 of the 1934 Act, conflict with, or result in any violation of, any law, ordinance, statute, rule, or regulation of any Governmental Entity or of any order, writ, injunction, judgment, or decree of any court, arbitrator, or Governmental Authority applicable to any of the Stockholders, or their respective properties or assets.

                  (iii) There is no requirement applicable to any Stockholder to obtain any consent of, or to make or effect any declaration, filing, or registration with, any Governmental Authority for the valid execution and delivery by each Stockholder of this Agreement, the due performance by each of them of their respective obligations hereunder, or the lawful consummation by each of them of the transactions contemplated hereby, except for any filings required to be made by any Stockholder in connection with this Agreement pursuant to Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder.

                  (iv) As of the date hereof, each Stockholder is the record owner of the number of Existing Shares set forth opposite the name of such Stockholder on Exhibit A and presently has, and following the execution and delivery of the Merger Agreement by the parties thereto, will continue to have, the power and right to vote all of the Existing Shares, including, but not limited to, in each case, the power and right to vote all of the Existing Shares with respect to the proposals to be presented at the Parent Stockholders' Meeting relating to the issuance of the shares of Universal Common Stock in connection with the Merger, except as the right to vote shares subject to the Voting Arrangements may expire upon the transfer thereof. Nothing herein shall restrict the right of any Stockholder to transfer any Voting Shares so long as the transferee agrees to be bound by the terms of this Agreement and executes and delivers a copy of this Agreement as a condition to such transfer. The Existing Shares set forth opposite the name of the Stockholder on such exhibit are the only shares of capital stock or voting securities of Universal of which the Stockholder is the record owner. Except as described on Exhibit A, the Shares held of record by each Stockholder are, or, if acquired after the date hereof, will be, owned by the Stockholder free and clear of all liens, claims, charges, and encumbrances, except for those provided for under the express terms of this Agreement, the Voting Arrangements, and the Merger Agreement. The Stockholders have not entered into any voting trust or other agreement with respect to any of the Shares other than the Voting Arrangements and this Agreement and has not appointed or granted any proxy, unless such appointment or grant is no longer effective, with respect to any of the Shares.

                  (v) The Voting Agreements and the Voting Trust have been duly authorized, executed, and delivered by each of the Stockholders that is a party thereto and constitute valid and binding obligations of each such Stockholder, enforceable against each of them in accordance with its terms, subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application with respect to creditors, (y) general principles of equity, and (z) the power of a court to deny enforcement of remedies generally based upon public policy.

                  (vi) There is no suit, action, investigation, or proceeding pending or, to the knowledge of any of the Stockholders, threatened against any Stockholder at law or in equity before or by any Governmental Authority that could impair the ability of any Stockholder to perform its obligations hereunder on a timely basis, and there is no agreement, commitment or, to the Knowledge of such Stockholder, law to which any Stockholder is subject that could impair the ability of any Stockholder to perform its obligations hereunder on a timely basis.

         (b) Universal hereby represents and warrants to WEUS and further covenants as follows:

                  (i) Universal has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Universal and constitutes a legal, valid, and binding obligation of Universal, enforceable against Universal in accordance with the terms hereof subject to (x) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application with respect to creditors, (y) general principles of equity, and (z) the power of a court to deny enforcement of remedies generally based upon public policy.

                  (ii) The execution and delivery by Universal of this Agreement, the performance by it of its obligations hereunder, and the consummation by it of the transactions contemplated hereby will not (i) conflict with, result in any violation or breach of, or constitute a default under, any term or provision of any note, bond, mortgage, indenture, lease, franchise, permit, license, contract, or other instrument or document to which Universal is a party or by which its properties or assets are bound or (ii) conflict with, or result in any violation of, any law, ordinance, statute, rule, or regulation of any Governmental Authority or of any order, writ, injunction, judgment, or decree of any court, arbitrator, or Governmental Authority applicable to Universal or its properties or assets.

                  (iii) There is no requirement applicable to Universal to obtain any consent of, or to make or effect any declaration, filing, or registration with, any Governmental Authority for the valid execution and delivery by Universal of this Agreement, the due performance by it of its obligations hereunder, or the lawful consummation by it of the transactions contemplated hereby.

                  (iv) All of the Existing Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (v) Universal will not, and will cause its stock transfer agent not to, register the transfer of any of the Shares of the Stockholders on the stock transfer ledger of Universal at any time prior to the termination of this Agreement pursuant to Section 14 unless the transferee agrees to be bound by the terms of this Agreement and executes and delivers a copy of this Agreement as a condition to such transfer.

         SECTION 6. No Encumbrances on or Transfer of Shares. Except pursuant to the terms of this Agreement or the Merger Agreement, for so long as this Agreement remains in effect, none of the Stockholders shall directly or indirectly sell, convey, or transfer record or beneficial ownership of any Shares, including the right to vote, cause the voting of, or influence the manner in which are voted, the Voting Shares, by any means whatsoever to any person or entity, without the prior written consent of WEUS unless such transferee agrees to be bound by the terms hereof and executes and delivers this agreement to WEUS. Without limiting the generality of the foregoing, for so long as this Agreement remains in effect, none of the Stockholders shall, directly or indirectly, (i) except pursuant to the terms of this Agreement, grant any proxy or enter into any voting trust or other agreement or arrangement with respect to the Shares or (ii) except pursuant to the terms of the Merger Agreement and unless such transferee agrees to be bound by the terms hereof and executes and delivers this agreement to WEUS, sell, assign, transfer, encumber, or otherwise dispose of, or enter into any contract, option, or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance, or other disposition of, any Shares, in each case without the prior written consent of WEUS. If requested by WEUS, the Stockholders shall cause an appropriate legend referring to the restrictions provided for in this Section 6 to be placed on the certificates evidencing the Shares.

         SECTION 7. No Solicitation. For so long as this Agreement remains in effect, and subject to Section 14 hereof, none of the Stockholders shall, and none of them shall permit any affiliates or, if applicable, any director, officer, employee, consultant, agent, advisor, or representative of any of them or any of their affiliates to, take or participate in any actions that, if taken by Universal, would be prohibited under the terms of Section 6.13 of the Merger Agreement.

         SECTION 8. Additional Shares. For so long as this Agreement remains in effect, each Stockholder shall notify WEUS promptly of the number of any additional shares of Universal Common Stock and the number and type of any other Shares acquired by such Stockholder, if any, after the date hereof.

         SECTION 9. Best Efforts. Each of the parties hereto shall use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws and regulations and which may be required under any agreements, contracts, commitments, instruments, understandings, arrangements, or restrictions of any kind to which it is a party or by which it is or may be bound, in order to effectuate the transactions contemplated by this Agreement, to obtain all necessary waivers, consents, and approvals from, and effect all necessary registrations and filings with, any Governmental Authority, and to rectify any event or circumstances which could impede the effectuation of the transactions contemplated hereby; provided, however, that Universal shall only be required to use its reasonable best efforts to take such actions or do such things in pursuant to Section 5(b)(v) hereof.

         SECTION 10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to any principles of conflicts of laws that would result in the application of the laws of any other jurisdiction.

         SECTION 11. Severability. If any provision contained herein shall be held to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of any such provision in every other respect and the validity, legality, and enforceability of the remaining provisions contained in this Agreement shall not be in any way impaired thereby. Upon a determination that any term or other provision is invalid, illegal, or unenforceable, such term or provision shall be modified, without any further action by any of the parties, so as to effect the original intent of the parties as closely as possible in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

         SECTION 12. Expenses. All fees and expenses incurred by any of the parties hereto in connection with this Agreement or any of the transactions contemplated hereby shall be borne and paid solely by the party incurring such fees and expenses.

         SECTION 13. Further Assurances. Each Stockholder shall execute and deliver, or cause to be executed and delivered, at the expense of WEUS, all such other and further documents and instruments and take all such further actions as may be reasonably necessary in order to effectuate the transactions contemplated by this Agreement.

         SECTION 14. Action in Stockholder Capacity Only. It is expressly understood and agreed that each Stockholder makes no agreement or understanding under this Agreement in its, his or her capacity as a director of Universal. Each Stockholder is entering into this Agreement solely in its, his or her capacity as a record and beneficial owner of Shares, and nothing contained herein shall limit or affect, or impose any obligations with respect to, any actions taken by the Stockholder in its, his or her capacity as a director of Universal.

         SECTION 15. Termination. This Agreement shall terminate and be of no further force or effect (a) by the written mutual consent of all the parties hereto or (b) automatically and without any required action by the parties on the earliest of (i) the Effective Time of the Merger, (ii) the date upon which the Merger Agreement has been terminated, or (iii) April 1, 2001. In addition, any Stockholder may terminate this Agreement if Weatherford, WEUS, or the Company breaches any representation, warranty, covenant or other agreement contained in the Merger Agreement that (A) would give rise to the failure of Weatherford, WEUS, or the Company to satisfy any condition set forth in Section 8.2(a) thereof, and (B) cannot be or has not been cured within 45 days after the giving of written notice to Weatherford, WEUS, or the Company of such breach (a "Material Breach") (provided that such Stockholder is not then in breach in any material respect of any obligation, covenant, or other agreement contained in this Agreement or in Material Breach of any representation or warranty contained in this Agreement. If, however, the Parent Stockholders' Meeting is scheduled to occur after the giving of notice of a Material Breach but before (i) the determination that such breach cannot be cured or (ii) expiration of the 45-day cure period, as applicable (the dates in (i) and (ii), the "Cure Deadline"), if necessary Universal will adjourn the Parent Stockholders' Meeting for such time as may be necessary so that such meeting shall not occur prior to the applicable Cure Deadline.

         SECTION 16. Notices. All notices and other communications hereunder shall be in writing and shall be given by delivery in person, by registered or certified mail (return receipt requested and with postage prepaid thereon) or by cable, telex, or facsimile transmission to (i) in the case of WEUS, the address set forth in Section 12.5 of the Merger Agreement and (ii) in the case of each Stockholder, the address set forth in Exhibit A hereto (or at such other address as any party shall have furnished to the others in accordance with the terms of this Section 16). All notices and other communications hereunder that are addressed as provided in or pursuant to this Section 16 shall be deemed duly and validly given (a) if delivered in person, upon delivery, (b) if delivered by registered or certified mail (return receipt requested and with postage paid thereon), 72 hours after being placed in a depository of the United States mails, and (c) if delivered by facsimile transmission, upon transmission thereof and receipt of the appropriate answerback or confirmation.

         SECTION 17. Amendment; Waiver. The terms and provisions of this Agreement may be modified or amended only by a written instrument executed by each of the parties hereto, and compliance with any term or provision hereof may be waived only by a written instrument executed by each party entitled to the benefits of the same. No failure to exercise any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege granted hereunder.

         SECTION 18. Entire Agreement. This Agreement (including the Exhibit hereto) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings and all contemporaneous oral agreements and understandings among the parties or any of them with respect to the subject matter hereof.

         SECTION 19. Parties in Interest; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (it being understood and agreed that nothing contained in this Agreement is intended to confer any rights, benefits, or remedies of any kind or character on any other person under or by reason of this Agreement). No party may delegate any of its obligations or assign or otherwise transfer any its rights under this Agreement without the prior written consent of each of the other parties. Any attempted or purported assignment, delegation, or other transfer by any party in violation of this Section 19 shall be null and void.

         SECTION 20. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by any of the Stockholders in accordance with the terms hereof. Accordingly, the parties agree that WEUS shall be entitled to injunctive relief to prevent breaches of the terms of this Agreement and to specific performance of the terms hereof, in addition to any other remedy now or hereafter available at law or in equity, or otherwise.

         SECTION 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       WEUS Holdings, Inc.


                                             By: /s/ Curtis W. Huff
                                                 ---------------------------
                                             Name:   Curtis W. Huff
                                             Title:  Executive Vice President

                                       Universal Compression Holdings, Inc.


                                             By: /s/ Ernie L. Danner
                                                 ---------------------------
                                             Name:   Ernie L. Danner
                                             Title:  Executive Vice President

                                       Castle Harlan Partners III, L.P.
                                             By: Castle Harlan, Inc., its
                                                 investment manager


                                             By: /s/ John K. Castle
                                                 --------------------------
                                             Name:  John K. Castle
                                             Title:

                                       Castle Harlan Offshore Partners III, LP
                                             By: Castle Harlan, Inc., its
                                                 investment manager


                                             By: /s/ John K. Castle
                                                 --------------------------
                                             Name:  John K. Castle
                                             Title:

                                       Castle Harlan Affiliates, L.P.
                                             By: Castle Harlan, Inc., its
                                                 investment manager


                                             By: /s/ John K. Castle
                                                 --------------------------
                                             Name:  John K. Castle
                                             Title:

                                       Castle Harlan Associates III, L.P.
                                             By: Castle Harlan Partners, III,
                                                 G.P., Inc., its general partner


                                             By: /s/ John K. Castle
                                                 --------------------------
                                             Name:  John K. Castle
                                             Title:

                                       John K. Castle


                                             By: /s/ John K. Castle
                                                 ----------------------------
                                                   In his capacity as Trustee
                                                   for the First Voting Trust
                                                   and the Second Voting Trust

                                       /s/ John K. Castle
                                       -------------------------
                                       John K. Castle


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

                                                                       EXHIBIT A


                                 EXISTING SHARES
                            OWNED BY THE STOCKHOLDERS

                                                      NUMBER        NUMBER OF SHARES           NAME AND
                NAME AND ADDRESS                     OF SHARES           PLEDGED           ADDRESS OF PLEDGEE
                ----------------                     ---------      ----------------       ------------------
STOCKHOLDERS:
Castle Harlan Partners III, L.P.                    2,936,718           2,936,718       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Castle Harlan Offshore Partners III, L.P.              48,142              48,142       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Castle Harlan Affiliates III, L.P.                     49,079              49,079       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

John K. Castle                                         90,909              90,909       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

VOTING TRUST:

Branford Castle Holding, Inc.                          19,449              19,449       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Frogmore Forum Family Fund, LLC                        11,177              11,177       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Samuel Urcis                                           80,417              80,417       WEUS Holding, Inc.
1160 Marilyn Drive                                                                      515 Post Oak Park, Suite 600
Beverly Hills, CA 90210                                                                 Houston, Texas  77027-3415

William M. Pruellage                                      167                 167       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

                                                      NUMBER        NUMBER OF SHARES           NAME AND
                NAME AND ADDRESS                     OF SHARES           PLEDGED           ADDRESS OF PLEDGEE
                ----------------                     ---------      ----------------       ------------------
Howard Weiss                                            1,337               1,337       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Marc A. Weiss 1994 Trust                                  334                 334       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Michael D. Weiss 1994 Trust                               334                 334       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

William J. Lovejoy                                        334                 334       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Marcel Fournier                                         1,337               1,337       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Jeffrey M. Siegal                                       3,344               3,344       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

David H. Chow                                          10,035               10,035      WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

Sylvia B. Rosen                                           334                 334       WEUS Holding, Inc.
c/o Castle Harlan, Inc.                                                                 515 Post Oak Park, Suite 600
150 East 58th Street, 37th Floor                                                        Houston, Texas  77027-3415
New York, NY  10155

John Peter Laborde                                     33,453              33,453       WEUS Holding, Inc.
601 Poydras Street, Suite 1637                                                          515 Post Oak Park, Suite 600
New Orleans, LA  70136                                                                  Houston, Texas  77027-3415

John Tracy Laborde                                      6,689               6,689       WEUS Holding, Inc.
c/o John Peter Laborde                                                                  515 Post Oak Park, Suite 600
601 Poydras Street, Suite 1637                                                          Houston, Texas  77027-3415
New Orleans, LA  70136

                                                      NUMBER        NUMBER OF SHARES           NAME AND
                NAME AND ADDRESS                     OF SHARES           PLEDGED           ADDRESS OF PLEDGEE
                ----------------                     ---------      ----------------       ------------------
Cliffe Floyd Laborde                                    6,689               6,689       WEUS Holding, Inc.
c/o John Peter Laborde                                                                  515 Post Oak Park, Suite 600
601 Poydras Street, Suite 1637                                                          Houston, Texas  77027-3415
New Orleans, LA  70136

Gary Lee Laborde                                        6,689               6,689       WEUS Holding, Inc.
c/o John Peter Laborde                                                                  515 Post Oak Park, Suite 600
601 Poydras Street, Suite 1637                                                          Houston, Texas  77027-3415
New Orleans, LA  70136

John Peter Laborde, Jr.                                 6,689               6,689       WEUS Holding, Inc.
c/o John Peter Laborde                                                                  515 Post Oak Park, Suite 600
601 Poydras Street, Suite 1637                                                          Houston, Texas  77027-3415
New Orleans, LA  70136

Marion Adrianne Laborde Parsons                         6,689               6,689       WEUS Holding, Inc.
c/o John Peter Laborde                                                                  515 Post Oak Park, Suite 600
601 Poydras Street, Suite 1637                                                          Houston, Texas  77027-3415
New Orleans, LA  70136


VOTING AGREEMENT:

Bell Atlantic Master Trust                            535,269             535,269       WEUS Holding, Inc.
c/o Bell Atlantic Management Company                                                    515 Post Oak Park, Suite 600
200 Park Avenue                                                                         Houston, Texas  77027-3415
New York, NY  10166

Mellon Bank, N.A.
Trustee of Bell Atlantic Master Trust
One Mellon Bank Center
Pittsburgh, PA  15248-0001

First Union Capital Partners, Inc.                    535,269             535,269       WEUS Holding, Inc.
One First Union Center                                                                  515 Post Oak Park, Suite 600
301 South College Street, 5th Floor                                                     Houston, Texas  77027-3415
Charlotte, NC  28288-0732

DB Capital Partners SBIC, L.P.                        535,269             535,269       WEUS Holding, Inc.
Mail Stop 2255                                                                          515 Post Oak Park, Suite 600
130 Liberty Street                                                                      Houston, Texas  77027-3415
New York, NY  10006

                                                      NUMBER        NUMBER OF SHARES           NAME AND
                NAME AND ADDRESS                     OF SHARES           PLEDGED           ADDRESS OF PLEDGEE
                ----------------                     ---------      ----------------       ------------------
Du Pont Pension Trust                                 535,269             535,269       WEUS Holding, Inc.
c/o Du Pont Capital Management Corp.                                                    515 Post Oak Park, Suite 600
Delaware Corporate Center                                                               Houston, Texas  77027-3415
One Righter Parkway
Wilmington, DE  19803

Brown University Third Century Fund                    33,453              33,453       WEUS Holding, Inc.
Attn:  Christopher Longee                                                               515 Post Oak Park, Suite 600
164 Angell Street                                                                       Houston, Texas  77027-3415
Box C
Providence, RI  02912

         Grand Total:                               5,494,874           5,494,874